Income Taxes	12 Months Ended
Dec. 31, 2018
Income Taxes
Income Taxes

16. Income Taxes

Income Tax Expense and Effective Tax Rate

The provisions for income tax expense are summarized as follows (in thousands):

	For the Years Ended December 31,
	2016	2017	2018	2018
	RMB	RMB	RMB	US$
Current tax expense	32,433	20,936	19,819	2,882
Deferred tax (benefit)/expense	(18,344)	(6,153)	286	42
Income tax expense	14,089	14,783	20,105	2,924

The components of income before tax and income tax expense for PRC and non-PRC operations are as follows (in thousands):

	For the Years Ended December 31,
	2016	2017	2018	2018
	RMB	RMB	RMB	US$
Income/(loss) arising from PRC operations	86,599	104,208	(43,009)	(6,256)
Income/(loss) arising from non-PRC operations	5,710	(55,001)	(2,498)	(363)
Income/(loss) before tax	92,309	49,207	(45,507)	(6,619)
Income tax expense relating to PRC operations	13,806	14,739	20,129	2,927
Income tax expense/(benefit) relating to non-PRC operations	283	44	(24)	(3)
Income tax expense	14,089	14,783	20,105	2,924
Effective tax rate for PRC operations	15.9%	14.1%	(46.8)%	(46.8)%

Cayman Islands (“Cayman”)

Under the current laws of the Cayman Islands, the Company is not subject to income or capital gains tax. In addition, dividend payments are not subject to withholding tax in the Cayman Islands.

British Virgin Islands (“BVI”)

The Group's subsidiaries incorporated in the British Virgin Islands are exempted from income tax on their foreign-derived income and are not subject to withholding taxes.

Hong Kong

The Group's subsidiaries incorporated in Hong Kong are subject to a tax rate of 16.5% on the estimated assessable profit arising in Hong Kong.

PRC

Each of the Group's PRC subsidiaries, VIEs and subsidiaries of the VIEs are obligated to pay income tax in the PRC. The PRC Corporate Income Taxes Law (“CIT Law”) generally applies an income tax rate of 25% to all enterprises, but grants preferential tax treatment to High and New Technology Enterprises (“HNTEs”) and Software Enterprises. Under these preferential tax treatments, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years and Software Enterprises are entitled to an income tax exemption for two years beginning from its first profitable year and a 50% reduction to a rate of 12.5% for the subsequent three years.

Fenghuang On-line had been qualified as an HNTE in November 2014 and August 2017, respectively, and was entitled to a preferential tax rate of 15%. Therefore, Fenghuang On-line was subject to a 15% income tax rate for the years from 2016 to 2018 and would be subject to a 15% income tax rate in 2019.

Tianying Jiuzhou resubmitted applications for qualification and was approved as an HNTE in 2014 and 2017, respectively, and therefore, Tianying Jiuzhou was subject to a 15% income tax rate from 2016 to 2018 and would be subject to a 15% income tax rate in 2019.

In 2012, Fenghuang Yutian was qualified as a Software Enterprise. As 2013 was the first year Fenghuang Yutian generated taxable profit, it was exempted from income taxes for the years 2013 and 2014, and was subject to a 12.5% income tax rate from 2015 to 2017. In 2017, Fenghuang Yutian had been qualified as an HNTE, and therefore Fenghuang Yutian was subject to a 15% income tax rate in 2018 and would be subject to a 15% income tax rate in 2019.

In 2016, Fenghuang Borui was qualified as a Software Enterprise. As 2016 was the first year Fenghuang Borui generated taxable profit, it was exempted from income taxes for the years 2016 and 2017, and was subject to a 12.5% income tax rate in 2018 and would be subject to a 12.5% income tax rate from 2019 to 2020.

Yitian Xindong was qualified as an HNTE in November 2018, and was entitled to a preferential tax rate of 15%. Therefore, Yitian Xindong was subject to a 15% income tax rate for the year 2018 and would be subject to a 15% income tax rate from 2019 to 2020.

All other PRC incorporated entities of the Group were subject to a 25% income tax rate for all the years presented.

The CIT Law also provides that an enterprise established under the laws of foreign countries or regions but whose “de facto management body” is located in the PRC be treated as a resident enterprise for PRC tax purposes and consequently be subject to the PRC income tax at the rate of 25% for its global income. On April 22, 2009, the State Administration of Taxation  (“SAT”) issued a circular, known as Circular 82, which provides certain specific criteria for determining whether the “de facto management body” of a PRC-controlled enterprise that is incorporated offshore is located in China. Under Circular 82, an offshore incorporated enterprise controlled by a PRC enterprise or a PRC enterprise group will be regarded as a PRC tax resident by virtue of having its “de facto management body” in China and will be subject to PRC enterprise income tax on its global income only if all of the following conditions are met: (i) the primary location of the day-to-day operational management is in the PRC; (ii) decisions relating to the enterprise’s financial and human resource matters are made or are subject to approval by organizations or personnel in the PRC; (iii) the enterprise’s primary assets, accounting books and records, company seals, and board and shareholder resolutions, are located or maintained in the PRC; and (iv) at least 50% of voting board members or senior executives habitually reside in the PRC. The Company and its offshore subsidiaries have never been treated as resident enterprises for PRC tax purposes.

Withholding Tax on Undistributed Dividends

The CIT Law imposes a 10% withholding income tax on dividends distributed by foreign invested enterprises in the PRC to their immediate holding companies outside the PRC. A lower withholding tax rate may be applied if there is a tax treaty between the PRC and the jurisdiction of the foreign holding company. A holding company in Hong Kong, for example, will be subject to a 5.0% withholding tax rate under an arrangement between the PRC and the Hong Kong Special Administrative Region on the “Avoidance of Double Taxation and Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital,” if such holding company is considered a non-PRC resident enterprise and holds at least 25.0% of the equity interest in the PRC foreign invested enterprise distributing the dividends, subject to approval of the PRC local tax authority. However, if the Hong Kong holding company is not considered to be the beneficial owner of such dividends under applicable PRC tax regulations, such dividend will remain subject to a withholding tax rate of 10%.

The PRC subsidiaries, VIEs and subsidiaries of VIEs have not paid dividends in the past and do not have any present plans to declare and pay any dividends on the Company’s ordinary shares or ADSs in the near future and the Group currently intends to retain most, if not all, of its available funds and any future earnings to operate and expand the business. Accordingly, the Company does not intend to have its PRC subsidiaries distribute any undistributed profits of such subsidiaries to their direct overseas parent companies, but rather intends that such profits will be permanently reinvested in such subsidiaries to further expand their business in the PRC. As of December 31, 2018, the Company did not record any withholding tax on the retained earnings of its foreign invested enterprises in the PRC. Aggregate undistributed earnings of the Group’s entities located in the PRC that were available for distribution to the Company as of December 31, 2017 and 2018 were approximately RMB1,119.4 million and RMB1,052.2 million (US$153.0 million), respectively. The amounts of the unrecognized deferred tax liability on the permanently reinvested earnings were RMB111.9 million and RMB105.2 million (US$15.3 million) as of December 31, 2017 and 2018, respectively.

Reconciliation of the Differences between Statutory Tax Rate and the Effective Tax Rate for PRC Operations

Reconciliation of the differences between PRC statutory income tax rate and the Group’s effective income tax rate for PRC operations for the years ended December 31, 2016, 2017 and 2018 is as follows:

	For the Years Ended December 31,
	2016	2017	2018
	%	%	%
Statutory income tax rate	25.0	25.0	25.0
Permanent differences*	(9.3)	(10.1)	46.2
Change in valuation allowance	7.8	2.9	(77.2)
Effect of preferential tax treatment	(11.4)	(6.6)	(37.5)
Uncertain tax positions	3.8	2.9	(3.3)
Effective income tax rate	15.9	14.1	(46.8)

* Permanent differences mainly included the tax-deductible expenses of the research and development expenses so incurred in a year in determining their tax assessable profits for that year for enterprises engaging in research and development activities, which were of 150% before 2018 and of 175% beginning from January 1, 2018, according to policies promulgated by the State Tax Bureau of the PRC.

The combined effects of the income tax exemption and other preferential tax treatment available to the Group are as follows (in thousands, except per share data):

	For the Years Ended December 31,
	2016	2017	2018	2018
	RMB	RMB	RMB	US$
Effect of preferential tax treatment	9,878	6,836	(16,128)	(2,346)
Basic net income per share effect	0.02	0.01	(0.03)	(0.004)

Deferred Tax Assets and Liabilities

The tax effects of temporary differences that give rise to the deferred tax assets and liabilities balances as of December 31, 2017 and 2018 are as follows (in thousands):

	As of December 31,
	2017	2018	2018
	RMB	RMB	US$
Deferred tax assets:
Provision of allowance for doubtful accounts	17,717	21,431	3,117
Accrued payroll and expenses and others	29,225	25,576	3,720
Net operating loss carryforward	27,726	69,150	10,057
Less: valuation allowance	(14,208)	(55,997)	(8,144)
Total deferred tax assets, net	60,460	60,160	8,750

	As of December 31,
	2017	2018	2018
	RMB	RMB	US$
Deferred tax liabilities:
Equity investments acquired in disposal of subsidiaries	1,312	1,312	191
Unrealized holding gain of available-for-sale debt investments*	—	132,272	19,238
Amortizable intangible assets from acquisition of a subsidiary	—	7,376	1,073
Total deferred tax liabilities	1,312	140,960	20,502

*In the fourth quarter of 2018, the Company recognized a deferred tax liability of RMB132.3 million (US$19.2 million) for the unrealized holding gain of available-for-sale debt investments in Particle, which was recorded net against the pre-tax changes in other comprehensive income, as the Company began to negotiate in details with potential investors to sell part of its investments in Particle and subsequently entered into a binding letter of intent (the "LOI") to sell part of its investments in Particle in February 2019. In this connection, prior to the fourth quarter of 2018, it was more-likely-than-not that the Company would not pay the withholding taxes under the PRC tax laws and as such, the recognition of deferred tax liabilities was not required.

As of December 31, 2018, the Group had net operating loss of approximately RMB398.4 million (US$57.9 million), which can be carried forward to offset future taxable income. Net operating loss carry forward of RMB9.9 million, RMB29.5 million, RMB67.6 million, RMB68.9 million and RMB222.5 million will expire in 2019, 2020, 2021, 2022 and 2023, respectively, if not utilized.

Movement of Valuation Allowance

Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future reversals of existing taxable temporary differences, future profitability and tax planning strategies. Valuation allowance was provided for net operating loss carry forward because it was more likely than not that such deferred tax assets will not be realized based on the Group’s estimate of its future taxable income.

The following table sets forth the movement of the valuation allowance for deferred tax assets (in thousands):

	2016	2017	2018	2018
	RMB	RMB	RMB	US$
Balance as of January 1,	4,676	11,402	14,208	2,067
Additions	6,838	6,164	37,584	5,466
Increase from an acquired subsidiary	—	—	8,576	1,247
Reversals	(112)	(3,358)	(4,371)	(636)
Balance as of December 31,	11,402	14,208	55,997	8,144

Uncertain Tax Positions

A reconciliation of the beginning and ending amount of liabilities associated with uncertain tax positions is as follows (in thousands):

	2016	2017	2018	2018
	RMB	RMB	RMB	US$
Balance as of January 1,	18,368	21,723	24,714	3,595
Increase related to current year tax positions	3,355	2,991	1,417	206
Balance as of December 31,	21,723	24,714	26,131	3,801

The Group did not accrue any potential penalties and interest related to these uncertain tax positions for all years presented on the basis that the likelihood of penalties and interest being charged is not considered to be probable.

The amounts of uncertain tax positions listed above are based on the recognition and measurement criteria of ASC 740. However, due to the uncertain and complex application of tax regulations, it is possible that the ultimate resolution of uncertain tax positions may result in liabilities which could be materially different from these estimates. In such an event, the Group will record additional tax expense or tax benefit in the period in which such resolution occurs. The Group does not expect changes in uncertain tax positions recognized as of December 31, 2018 to be material in the next twelve months. In accordance with PRC Tax Administration Law on the Levying and Collection of Taxes, the PRC tax authorities generally have up to five years to claw back underpaid tax plus penalties and interest for PRC entities’ tax filings. In the case of tax evasion, which is not clearly defined in the law, there is no limitation on the tax years open for investigation. Accordingly, the PRC entities’ tax years from 2014 to 2018 remain subject to examination by tax authorities. There are no ongoing examinations by tax authorities as of December 31, 2018.